________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

August 26, 2004

          GS Mortgage Securities Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-117485	13-6357101
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 Broad Street New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 902-1000

                                                  None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.1

Filed concurrently herewith under Form SE as Exhibit 99.1 are certain materials (the “Computational Materials”) furnished to the Registrant by Goldman, Sachs & Co. (the “Underwriter”) in respect of Mortgage Pass-Through Certificates, Series 2004-10F, Class 1A-1, Class 1A-2, Class 1-A3, Class 1-A4, Class 1-A5, Class 1-A6, Class 1-A7, Class 2A-1, Class 2A-2, Class 2A-3, Class 2-A4, Class 2-A5, Class 3A-1, Class 4A-1, Class 5A-1, Class 6-A1, Class 7-A1, Class 8-Al, Class 8-A2, Class 8-A3, Class 9-A1, Class A-X, Class A-P, Class B1, Class B2, Class B3 Certificates are being offered pursuant to a Prospectus Supplement, dated August 24, 2004 and a Prospectus, dated July 27, 2004 (together, the “Prospectus”), which are being filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Act”).  The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-117485) (the “Registration Statement”).  The Securities and Exchange Commission declared this Registration Statement effective on July 27, 2004.  The Computational Materials are incorporated by reference in the Registration Statement.

The Computational Materials were prepared solely by the Underwriter and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

_____________________

Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

99.1

Computational Materials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS MORTGAGE SECURITIES CORP.

By: /s/  Chris Gething

Name: Chris Gething

Title:   Vice President

Dated:  August 26, 2004

EXHIBIT INDEX

Exhibit No.

Description

Page No.

99.1

Computational Materials

Exhibit 99.1     Computational Materials

[To be filed on Form SE]